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                                                                    EXHIBIT 99.2

                            ECHOSTAR DBS CORPORATION

                          NOTICE OF GUARANTEED DELIVERY
                         of 9 1/8% Senior Notes due 2009

         As set forth in the Prospectus dated June__, 2002 (the "Prospectus") of EchoStar DBS Corporation (the "Issuer") and its subsidiaries under the caption "The Exchange Offer-How to Tender" and the Letter of Transmittal for 9 1/8% Senior Notes due 2009 (the "Letter of Transmittal"), this form or one substantially equivalent hereto must be used to accept the Exchange Offer (as defined below) of the Issuer if: (i) certificates for the above-referenced notes (the "Old Notes") are not immediately available, (ii) time will not permit all required documents to reach the Exchange Agent (as defined below) on or prior to the Expiration Date (as defined in the Prospectus) or (iii) the procedures for book-entry transfer cannot be completed on or prior to the Expiration Date (as defined below). Such form may be delivered by hand or transmitted by telegram, telex, facsimile transmission or letter to the Exchange Agent.

                   -------------------------------------------

            To: U.S. Bank National Association (the "Exchange Agent")


                                  BY FACSIMILE:
                                 (651) 244-1537

                            CONFIRM BY TELEPHONE TO:
                                 (800) 934-6802

                   -------------------------------------------

                    BY MAIL/HAND DELIVERY/OVERNIGHT DELIVERY:


                         U.S. Bank National Association
                         Attn: Specialized Finance Group
                              180 East Fifth Street
                            St. Paul, Minnesota 55101
                   -------------------------------------------


   Delivery of this instrument to an address other than as set forth above or transmittal of this instrument to a facsimile or telex number other than as set forth above does not constitute a valid delivery.
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Ladies and Gentlemen:

         The undersigned hereby tenders to the Issuer, upon the terms and conditions set forth in the Prospectus and the Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which are hereby acknowledged, the principal amount of Old Notes set forth below pursuant to the guaranteed delivery procedures described in the Prospectus and the Letter of Transmittal.

         The Exchange Offer will expire at ____, Eastern Daylight Time, on __________________, 2002, unless extended by the Issuer. With respect to the Exchange Offer, "Expiration Date" means such time and date, or if the Exchange Offer is extended, the latest time and date to which the Exchange Offer is so extended by the Issuer.

         All authority herein conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned.

________________________________________________________________________________
                                   SIGNATURES

________________________________________________________________________________
                               Signature of Owner

________________________________________________________________________________
                      Signature of Owner (if more than one)

Dated:_________________________________

Name(s):________________________________________________________________________

________________________________________________________________________________
                                 (Please Print)

Address:________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
                               (Include Zip Code)

Area and Telephone Number:______________________________________________________

Capacity (full title), if signing in a representative capacity:

________________________________________________________________________________

Taxpayer Identification or Social Security Number:______________________________

Principal amount of Old Notes Exchanged: $______________________________________

Certificate Nos. of Old Notes (if available):___________________________________

________________________________________________________________________________

IF OLD NOTES WILL BE DELIVERED BY BOOK-ENTRY TRANSFER, PROVIDE THE DEPOSITORY TRUST COMPANY ("DTC") ACCOUNT NO.:

Account No.:____________________________________________________________________


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                              GUARANTEE OF DELIVERY

                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

The undersigned, a member of a recognized signature guarantee medallion program within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees (a) that the above-named person(s) own(s) the above-describe securities tendered hereby within the meaning of Rule 10b-4 under the Securities Exchange act of 1934, (b) that such tender of the above-described securities complies with Rule 10b-4, and (c) that delivery of such certificates pursuant to the procedure for book-entry transfer, in either case with delivery of a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and any other required documents, is being made within five New York Stock Exchange trading days after the date of execution of a Notice of Guaranteed Delivery of the above-named person.

________________________________________________________________________________
Name of Firm

________________________________________________________________________________
Number and Street or P.O. Box

________________________________________________________________________________
City                                   State                   Zip Code

Telephone No.:__________________________________________________________________

Fax No.:________________________________________________________________________

________________________________________________________________________________
                             (Authorized Signature)

Title:__________________________________________________________________________

Date:___________________________________________________________________________


NOTE: DO NOT SEND CERTIFICATES REPRESENTING NOTES WITH THIS NOTICE. NOTES SHOULD BE SENT TO THE EXCHANGE AGENT TOGETHER WITH A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL


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